UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 14, 2005
(Date of Report (Date of earliest event reported))

Commision File No. 001-10061

Longview Fibre Company
(Exact name of Registrant as specified in its charter)

Washington	91-0298760
(State or other jurisdiction of	(I.R.S. employer
Incorporation or organization)	Identification No.)

300 Fibre Way, Longview, Washington	98632
(Address of principal executive offices)	(Zip Code)

(360) 425-1550
(Registrant's telephone number including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 10, 2005, Alvin G. Higgens, the Chief Accounting Officer at Longview Fibre Company (the "Company"), assumed new responsibilities for the Company, and ceased to serve as the Company's Controller, Chief Accounting Officer and Assistant Treasurer. Lisa J. McLaughlin, Senior Vice President - Finance, Secretary and Treasurer, will temporarily serve as Longview Fibre's Chief Accounting Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGVIEW FIBRE COMPANY
Registrant

L. J. McLAUGHLIN
L. J. McLAUGHLIN
Title: Senior Vice President-Finance,
Secretary and Treasurer

Dated: October 10, 2005